Accounts Receivable, Net	12 Months Ended
Dec. 31, 2021
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts Receivable, Net
Note 5. Accounts Receivable, Net
As of December 31, 2021, accounts receivable, net consisted of accounts receivable of $50.1 million less allowance for doubtful accounts of $1.3 million. As of December 31, 2020, accounts receivable, net consisted of accounts receivable of $26.1 million less allowance for doubtful accounts of $1.3 million.
Allowance for doubtful accounts is as follows (in thousands):

	As of December 31, 2021	As of December 31, 2020
Balance, beginning of period	$1,270	$760
Increase (decrease) in provision	1,726	582
Write-offs, net of recoveries	(1,672)	(122)
Foreign currency translation adjustments	(12)	50

Balance, end of period	$1,312	$1,270